Exhibit 24

BUCA, INC.

POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, as amended, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of December, 2003.

/s/ Peter J. Mihajlov

Peter J. Mihajlov

BUCA, INC.

POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, as amended, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2003.

/s/ Sidney J. Feltenstein

Sidney J. Feltenstein

BUCA, INC.

POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, as amended, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2003.

/s/ John P. Whaley

John P. Whaley

BUCA, INC.

POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, as amended, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2003.

/s/ Paul Zepf

Paul Zepf

BUCA, INC.

POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Greg A. Gadel the undersigned’s true and lawful attorney-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, as amended, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or any of his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2003.

/s/ Joseph P. Micatrotto

Joseph P. Micatrotto